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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 AUGUST 13, 2002
                (Date of Report/Date of earliest event reported)


                        SENSIENT TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)


WISCONSIN                               1-7626                        39-0561070
(State or other jurisdiction   (Commission File Number)            (IRS Employer
of incorporation)                                            Identification No.)


                            777 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202
              (Address and zip code of principal executive offices)


                                 (414) 271-6755
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 9.

         Attached hereto as exhibits 99.1 and 99.2 and incorporated by reference herein are the certifications of our chief executive officer and chief financial officer pursuant to 18 United States Code ss.1350 that accompanied our quarterly report on Form 10-Q for the quarter ended June 30, 2002.




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         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SENSIENT TECHNOLOGIES CORPORATION
                                (Registrant)


                                By:    /s/ John L. Hammond
                                       --------------------------------------
                                Name:  John L. Hammond
                                Title: Vice President, Secretary and
                                       General Counsel


                                Date: August 13, 2002




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                                  EXHIBIT INDEX



99.1 Certification of the chief executive officer of Sensient Technologies Corporation pursuant to 18 United States Code ss.1350.

99.2 Certification of the chief financial officer of Sensient Technologies Corporation pursuant to 18 United States Code ss.1350.

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